UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 4

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
June 16, 2006

NETWORK CN INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30264	11-3177042
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

21/F., Chinachem Century Tower, 178 Gloucester Road,
Wanchai, Hong Kong
(Address of Principal Executive Offices)		(Zip Code)

(852) 2833-2186
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On June 20, 2006, Network CN Inc. (the "Company") filed a Current Report on Form 8-K reporting that on June 16, 2006 it completed the acquisition of a majority interest of Guangdong Tianma International Travel Service Co., Ltd. (“Tianma”), a travel agency headquartered in the Guangdong province of the Peoples’ Republic of China (PRC) from Mr. Youwei Zheng, (the “Seller”). The Company reported that the acquisition was made pursuant to an agreement dated May 30, 2006 (the “Purchase Agreement”) and that the Company paid the Seller HK$6.5 million in cash (which was approximately US$812,000 as of June 16, 2006) and issued to him 362,500 shares of the Company’s restricted common stock in exchange for 55% of the shares of capital stock of Tianma. Amendment No. 1 to the Current Report on Form 8-K/A containing financial statements and pro forma financial information at and as of June 30, 2006, the most recently completed quarter as of the date that the Company filed Amendment No. 1, was filed with the Commission on August 28, 2006. Amendments No. 2 and No. 3 to the Current Report on Form 8-K/A was filed with the Commission September 26, 2006 and November 9, 2006 to provide pro forma financial information, together with related footnotes, at and as of March 31, 2006, the most recently completed quarter as of the date that the Company completed the subject acquisition, as well as amendments to the footnotes to the audited financial statements for Tianma. This Amendment No. 4 is being filed to clarify the structure of the acquisition of the Securities of Tianma from the Seller.

The Company acquired the Securities through NCN Management Services Limited, a wholly owned subsidiary of the Company (“NCN Management Services”). In order to comply with certain PRC laws relating to foreign entities’ ownership of travel agencies in the PRC, the Seller continues to hold the Securities in trust for the benefit of NCN Management Services pursuant to (i) the Agreement for Nominee Shareholding between NCN Management Services and Youwei Zheng dated June 16, 2006, (ii) the Letter of Guarantee Concerning the Obligation to Compensate between NCN Management Services and Youwei Zheng dated June 16, 2006, (iii) the Declaration of Trust by Youwei Zheng dated June 16, 2006, (iv) the Letter of Resignation from Directorship by Youwei Zheng with blank date and (v) the Letter of Resignation from acting as Legal Representative by Youwei Zheng with blank date (collectively, the “Trust Agreements”).

Pursuant to the Trust Agreements, we believe that (a) we are able to exert effective control over Tianma, (b) substantially all of the economic benefits of Tianma will be transferred to us, and (c) our subsidiary, NCN Management Services, a wholly foreign entity, has an exclusive option to purchase all or part of the equity interests in Tianma to the extent permitted by PRC laws. The law of the PRC governs the agreements by which the Company acquired Tianma and by which the Sellers continue to hold the Securities in trust. We believe, based on advice from PRC counsel who is an employee of the Company, that the ownership structure of Tianma is in compliance with existing PRC laws and regulations and the contractual arrangements among NCN Management Services, Tianma and Youwei Zheng, in each case governed by PRC law are valid, binding and enforceable, and will not result in any violation of PRC laws or regulations currently in effect.

The acquisition was structured as described in order to comply with PRC regulations. In particular, current PRC laws and regulations impose substantial restrictions on foreign ownership of travel agency and the air ticketing businesses in China. The principal regulation governing foreign ownership of travel agencies in China is the Establishment of Foreign-controlled and Wholly Foreign-owned Travel Agencies Tentative Provisions (2003), as amended in February 2005. Currently, qualified foreign investors are permitted to establish or own a travel agency upon the approval of the PRC government, subject to considerable restrictions as to its scope of business. For instance, foreign travel agencies cannot arrange for the travel of persons from mainland China to Hong Kong, Macau, Taiwan or any other country. In addition, foreign travel agencies cannot establish branches. Currently, China’s laws and regulations are not particularly clear on foreign investment in air-ticketing industry. According to the Rules on Cognizance of Qualification for Civil Aviation Transporting Marketing Agencies (2006) and relevant foreign investment regulations regarding civil aviation business, a foreign investor cannot own 100% of an air ticketing agency in China. In addition, foreign-invested air-ticketing agencies are not permitted to sell passenger tickets for domestic flights in China. In addition, according to the Internet News Information Services Administrative Measures (2001), foreign investors are not allowed to invest in internet political news information services.

Our PRC counsel advises, however, that there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, there can be no guarantee that the PRC regulatory authorities will not in the future take a view that is contrary to our understanding of current PRC regulations. If the PRC government finds that the agreements that establish the structure for operating our PRC travel business do not comply with PRC government restrictions on foreign investment in travel businesses, we could be subject to severe penalties.

The foregoing description of the Purchase Agreement and the Trust Agreements is qualified in its entirety by reference to such agreements, filed as Exhibits 10.1 through 10.6 hereto, which are hereby incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

	Exhibit No.	Description
	10.1*	Stock Transfer Agreement dated May 30, 2006.
	10.2*	Agreement for Nominee Shareholding between NCN Management Services and
Youwei Zheng dated June 16, 2006.
	10.3*	Letter of Guarantee Concerning the Obligation to Compensate between NCN
Management Services and Youwei Zheng dated June 16, 2006.
	10.4*	Declaration of Trust by Youwei Zheng dated June 16, 2006
	10.5*	Letter of Resignation from Directorship by Youwei Zheng.
	10.6*	Letter of Resignation from acting as Legal Representative by Youwei Zheng.

*	Filed herewith.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NETWORK CN INC.

Date: March 29, 2007	By:	/s/ Godfrey Chin Tong Hui
Godfrey Chin Tong Hui
Chief Executive Officer

INDEX TO EXHIBITS

	Exhibit No.	Description
	10.1*	Stock Transfer Agreement dated May 30, 2006.
	10.2*	Agreement for Nominee Shareholding between NCN Management Services and
Youwei Zheng dated June 16, 2006.
	10.3*	Letter of Guarantee Concerning the Obligation to Compensate between NCN
Management Services and Youwei Zheng dated June 16, 2006.
	10.4*	Declaration of Trust by Youwei Zheng dated June 16, 2006
	10.5*	Letter of Resignation from Directorship by Youwei Zheng.
	10.6*	Letter of Resignation from acting as Legal Representative by Youwei Zheng.

*	Filed herewith.